UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-2405

Name of Fund: Merrill Lynch Balanced Capital Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
         Balanced Capital Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 09/30/04

Date of reporting period: 10/01/03 - 03/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Balanced Capital
                                        Fund, Inc.

Semi-Annual Report
March 31, 2004

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Balanced Capital Fund, Inc.

Portfolio Information As of March 31, 2004

Ten Largest Common                                                    Percent of
Stock Holdings                                                        Net Assets
--------------------------------------------------------------------------------
Citigroup Inc. ......................................................    1.6%
Kimberly-Clark Corporation ..........................................    1.5
International Business
  Machines Corporation ..............................................    1.4
Wells Fargo & Company ...............................................    1.4
Prudential Financial, Inc. ..........................................    1.4
Nestle SA (Registered Shares) .......................................    1.4
Murphy Oil Corporation ..............................................    1.3
Pfizer, Inc. ........................................................    1.3
Microsoft Corporation ...............................................    1.3
Devon Energy Corporation ............................................    1.3
--------------------------------------------------------------------------------

Five Largest Common                                                   Percent of
Stock Industries+                                                     Net Assets
--------------------------------------------------------------------------------
Oil & Gas ...........................................................    5.0%
Insurance ...........................................................    4.3
Aerospace & Defense .................................................    4.3
Media ...............................................................    3.8
Pharmaceuticals .....................................................    3.3
--------------------------------------------------------------------------------

+ For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

                                                                     Percent of
Geographic Allocation of                                            Total Equity
Common Stock Holdings                                                Investments
--------------------------------------------------------------------------------
United States ...........................................               89.9%
Bermuda .................................................                3.6
Switzerland .............................................                2.1
Canada ..................................................                1.4
Netherlands .............................................                1.3
France ..................................................                0.9
United Kingdom ..........................................                0.8
--------------------------------------------------------------------------------

Officers and Directors

Terry K. Glenn, President and Director
Donald W. Burton, Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
David H. Walsh, Director
Fred G. Weiss, Director
Robert C. Doll, Senior Vice President
Kurt Schansinger, Vice President and
  Senior Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2004

A Letter From the President

Dear Shareholder

Equity markets produced positive results for the most recent six-month and 12-month reporting periods. The U.S. stock market, as measured by the Standard & Poor's 500 Index, returned +14.08% and +35.12% for the six-month and 12-month periods ended March 31, 2004, respectively.

The U.S. economy has benefited from significant fiscal and monetary stimulus in the form of low interest rates and tax cuts. This has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these positive developments have led the way to continued improvements in corporate earnings -- a positive for stock markets. For the period ended March 31, 2004, the Federal Reserve Board maintained its accommodative policy stance, although with a strengthening economy it is likely to be nudging interest rates upward in the coming months.

As the economic cycle continues to mature, patterns in equity markets tend to emerge. True to historic precedent, the smaller and more volatile stocks provided the best results coming off of the 2000 - 2002 bear market bottom, partly because they were among the most downtrodden. Given the cyclical nature of the markets, larger-capitalization and higher-quality stocks may be the next beneficiaries as the economic surge gives way to more moderate and sustainable growth.

The events and efforts of the past year leave us with a much stronger economy today. With all of this in mind, we believe it is time for investors to consider what can go right in 2004. We encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Your financial advisor can help you develop a strategy designed to perform through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2004         3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Managers

      Fund performance benefited from an overweighting to stocks and a procyclical bias that allowed the Fund to capitalize as the economy gained strength.

On October 1, 2003, Merrill Lynch Balanced Capital Fund, Inc. began to invest its fixed income assets in Master Core Bond Portfolio of Master Bond Trust. The Fund's investment objectives were unaffected by this move. At the same time, the Fund changed its fixed income benchmark from the Merrill Lynch U.S. Domestic Bond Master Index to the Lehman Brothers Aggregate Bond Index. This new fixed income benchmark is consistent with that of Master Core Bond Portfolio, and we believe it provides for a better comparison relative to the Fund's investment objectives.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended March 31, 2004, Merrill Lynch Balanced Capital Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +11.56%, +11.16%, +11.11%, +11.75% and +11.52%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the unmanaged benchmark Standard & Poor's 500 (S&P 500) Index returned +14.08% and the unmanaged benchmark Lehman Brothers Aggregate Bond Index returned +2.98%. The Fund outperformed its Lipper Balanced Funds category of mutual funds, which had an average return of +9.95% for the same six-month period. (Funds in this Lipper category seek to conserve principal by maintaining a balanced portfolio of stocks and bonds.)

Stock prices staged a powerful advance over the past six months driven by favorable economic news, solid corporate earnings results, unprecedented fiscal and monetary policy stimulus, strong money flows and attractive relative valuations. The value style of investing substantially outpaced the growth style as the unmanaged S&P 500 Barra Value Index gained 18.28% for the period while the unmanaged S&P 500 Barra Growth Index rose a more modest 9.96%. Nevertheless, all major indexes, investment styles and market capitalization categories generated positive returns for the period.

The fixed income market also provided respectable results. Decelerating inflation despite accelerating economic growth and high commodity prices allowed bond yields to decline. A continued tightening of credit spreads meant that fixed income investors continued to be rewarded for assuming credit risk. During the past six months, for example, spreads on high yield securities narrowed by more than 100 basis points (1.00%) relative to Treasury issues. Spreads on lower-quality investment grade corporate bonds narrowed by 30 basis points. Overall, the environment continued to be favorable for corporate bond performance, supported by improving free cash flows, deleveraging, light supply and continued investor appetite for yield.

What contributed most to Fund results?

The Fund's asset allocation proved favorable, and each asset class outperformed its respective benchmark. Within the equity portfolio, the procyclical bias of our sector allocation was a major contributor to performance. The Fund generated positive relative returns in eight of ten market sectors, led by the materials and industrials segments, which represented significant overweights in the portfolio. Stocks such as United States Steel Corporation, Alcoa Inc., ITT Industries, Inc. and Tyco International Ltd. were strong contributors. Good stock selection in the information technology sector, led by Agilent Technologies and Commscope, Inc., also contributed positively.

Our underweight position and good stock selection in the troubled health care sector proved beneficial during the period. Our two health maintenance organization positions, Aetna Inc. and CIGNA Corporation, performed very well. The consumer discretionary sector also contributed positively, led by gains in specialty retailers Limited Brands, Inc. and The TJX Companies, Inc. as well as continued strong appreciation from McDonalds Corporation. These factors comfortably offset relative weakness in the telecommunications segment, where the performance of our largest position, Verizon Communications, lagged the group, and in the energy segment, where our positions in Murphy Oil Corporation and Royal Dutch Petroleum Company hindered results.

Within the fixed income portfolio, Master Core Bond Portfolio maintained its focus on higher-beta credits, which continued to perform well throughout the period. By concentrating in those areas of the market with a lower correlation to Treasury issues, the Portfolio was able to avoid a great deal of interest rate volatility while also achieving higher total returns. Spread sectors in which the Portfolio remained overweight included both investment grade and high yield corporate bonds and commercial mortgage-backed securities.


4       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2004

What changes were made to the portfolio?

We continued to adjust our holdings in response to ongoing market volatility. Within the equity portfolio, we began to increase our health care exposure, introducing positions in pharmaceutical manufacturer GlaxoSmithKline PLC and drug distributor AmerisourceBergen Corporation. While our underweight position in this sector has been beneficial, we are now finding interesting values in this group. Glaxo is financially strong, generates substantial free cash flow, is actively repurchasing shares and offers superior growth prospects in 2005 and beyond as patent expiration pressures abate. AmerisourceBergen declined sharply after losing a large government contract, affording us an attractive buying opportunity. The company should benefit from increased drug consumption and from the Medicare drug benefit plan, which is expected to drive double-digit revenue and earnings growth and stock price appreciation.

We added railroad company Burlington Northern Santa Fe Corporation to the portfolio, complementing our existing position in CSX Corporation. Rail traffic has begun to improve, coincident with a resurgence of economic growth. We also increased our position in the technology sector, adding Intersil Holding Corporation and Intel Corporation to the portfolio. Evidence of improved corporate capital spending bodes well for companies in this sector. We reconfigured our energy holdings, selling both Anadarko Petroleum Corporation and Royal Dutch Petroleum, increasing our existing position in EnCana Corporation and introducing Total SA to the portfolio. We were underwhelmed with the initiatives articulated by Anadarko's new management team and disturbed by the negative oil reserve revisions at Royal Dutch Petroleum, prompting us to eliminate these holdings. Total, by contrast, has consistently delivered superior growth, returns and free cash flow while selling at a discount to its global oil peers.

We reduced positions in a number of economically sensitive investments, including Carnival Corporation, ITT Industries and Tyco, and eliminated Nucor Corporation from the portfolio. All of these stocks have performed well in response to favorable economic developments. We also reduced positions in a number of our capital markets-sensitive financial stocks subsequent to strong market performance. These include Morgan Stanley and Janus Capital Group Inc. Finally, we sold our remaining position in The Gillette Company. Concerns over intensifying competition in each of its two business segments combined with its high valuation prompted us to sell the stock.

Within the fixed income portfolio, transactions were primarily tactical. We reduced our overweight position in spread sectors, trimming our high yield allocation to 3% of assets while shifting our emphasis from an overall asset class allocation to individual security selection in crossover credits. With the economy on solid footing, we expect interest rates to move higher and, as a result, the Portfolio ended the period with a relatively short duration. We also felt that interest rates would be less volatile and sold options on the 10-year Treasury note. We executed these types of transactions on two occasions during the period at a profit to the Fund.

How was the Fund positioned at period end?

At period end, 63.5% of net assets were invested in equities, 34.1% in fixed income securities and 2.4% in cash equivalents. This compares to 61.7% equities, 32.5% fixed income securities and 5.8% cash equivalents at September 30, 2003.

We had reduced our equity allocation and the procyclical bias of the portfolio early in 2004 given the magnitude of the stock market's gain, associated rise in valuations and increased difficulty in finding undervalued securities. We began to reverse this decision and redeploy cash to equities as the market consolidation in March presented more attractive investment opportunities. We continue to anticipate a constructive environment for equities in 2004, supported by accelerating economic growth, improved corporate and consumer confidence and rising corporate earnings. Bonds continue to look relatively expensive, in our view, with yields likely to move higher as the Federal Reserve Board begins to reverse its accommodative monetary policy. We expect these developments to be accompanied by continued volatility, as economic and political events affect investor sentiment in the short term. We will look to be opportunistic in our asset allocation decisions, taking advantage of the Fund's flexibility.

Kurt Schansinger
Vice President and Senior Portfolio Manager

Patrick Maldari
Fixed Income Portfolio Manager

April 7, 2004


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2004         5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Administrator voluntarily waived a portion of its administrative fee. Without such waiver, the Fund's performance would have been lower.

Recent Performance Results

                                                                                                10-Year/
                                                           6-Month           12-Month        Since Inception
As of March 31, 2004                                     Total Return      Total Return       Total Return
===============================================================================================================
ML Balanced Capital Fund, Inc. Class A Shares*             +11.56%            +26.24%            +113.42%
---------------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class B Shares*             +11.16             +25.30             +105.47
---------------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class C Shares*             +11.11             +25.25             + 98.30
---------------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class I Shares*             +11.75             +26.62             +127.56
---------------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class R Shares*             +11.52             +26.36             + 21.38
---------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index**                              +14.08             +35.12     +201.91/+185.00/+26.71
---------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                       + 2.98             + 5.40     +106.89/+108.48/+ 7.59
---------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's 10-year/since inception periods are 10 years for Class B & Class I Shares; from 10/21/94 for Class A & Class C Shares and from 1/03/03 for Class R Shares.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. Ten-year/since inception total returns are for 10 years, from 10/21/94 and from 1/03/03.
*** This unmanaged Index is a widely recognized market weighted index comprised of investment grade corporate bonds, rated BBB or better, mortgages and U.S. Treasury and government agency issues with at least one year to maturity. Ten-year/since inception total returns are for 10 years, from 10/21/94 and from 1/03/03.


6       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2004

Performance Data (concluded)

Average Annual Total Return

                                                  Return Without   Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 3/31/04                                +26.24%        +19.61%
--------------------------------------------------------------------------------
Five Years Ended 3/31/04                              + 2.15         + 1.06
--------------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/04                                       + 8.36         + 7.74
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                      Return         Return
                                                   Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 3/31/04                                +25.30%        +21.30%
--------------------------------------------------------------------------------
Five Years Ended 3/31/04                              + 1.37         + 1.08
--------------------------------------------------------------------------------
Ten Years Ended 3/31/04                               + 7.47         + 7.47
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                      Return         Return
                                                   Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 3/31/04                                 +25.25%       +24.25%
--------------------------------------------------------------------------------
Five Years Ended 3/31/04                               + 1.36        + 1.36
--------------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/04                                        + 7.52        + 7.52
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                  Return Without   Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 3/31/04                                +26.62%        +19.97%
--------------------------------------------------------------------------------
Five Years Ended 3/31/04                              + 2.42         + 1.32
--------------------------------------------------------------------------------
Ten Years Ended 3/31/04                               + 8.57         + 7.99
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

--------------------------------------------------------------------------------
                                                                  Return Without
                                                                   Sales Charge
================================================================================
Class R Shares
================================================================================
One Year Ended 3/31/04                                               +26.36%
--------------------------------------------------------------------------------
Inception (1/03/03) through 3/31/04                                  +16.94
--------------------------------------------------------------------------------


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2004         7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments

                                                                                                                    Percent of
Industry@                          Shares Held     Common Stocks                                      Value         Net Assets
==============================================================================================================================
Aerospace & Defense                  1,000,000     Honeywell International Inc.                 $   33,850,000          1.0%
                                       300,000     Northrop Grumman Corporation                     29,526,000          0.9
                                     1,100,000     Raytheon Company                                 34,474,000          1.1
                                       500,000     United Technologies Corporation                  43,150,000          1.3
                                                                                                ------------------------------
                                                                                                   141,000,000          4.3
==============================================================================================================================
Beverages                              700,000     Anheuser-Busch Companies, Inc.                   35,700,000          1.1
==============================================================================================================================
Building Products                    1,200,000     Masco Corporation                                36,528,000          1.1
==============================================================================================================================
Capital Markets                        600,000     J.P. Morgan Chase & Co.                          25,170,000          0.8
                                       600,000     Janus Capital Group Inc.                          9,828,000          0.3
                                     1,250,000     Mellon Financial Corporation                     39,112,500          1.2
                                       400,000     Morgan Stanley                                   22,920,000          0.7
                                                                                                ------------------------------
                                                                                                    97,030,500          3.0
==============================================================================================================================
Chemicals                              300,000     E.I. du Pont de Nemours and Company              12,666,000          0.4
==============================================================================================================================
Commercial Banks                       200,000     PNC Bank Corp.                                   11,084,000          0.3
                                       800,000     Wells Fargo & Company                            45,336,000          1.4
                                                                                                ------------------------------
                                                                                                    56,420,000          1.7
==============================================================================================================================
Communications Equipment             2,000,000   + CommScope, Inc.                                  33,300,000          1.0
==============================================================================================================================
Computers & Peripherals              1,000,000     Hewlett-Packard Company                          22,840,000          0.7
                                       500,000     International Business Machines Corporation      45,920,000          1.4
                                                                                                ------------------------------
                                                                                                    68,760,000          2.1
==============================================================================================================================
Diversified Financial Services       1,000,000     Citigroup Inc.                                   51,700,000          1.6
==============================================================================================================================
Diversified Telecommunication        1,000,000     Verizon Communications                           36,540,000          1.1
Services
==============================================================================================================================
Electronic Equipment & Instruments     750,000   + Agilent Technologies, Inc.                       23,722,500          0.7
==============================================================================================================================
Energy Equipment & Service             600,000     GlobalSantaFe Corporation                        16,662,000          0.5
                                       200,000     Schlumberger Limited                             12,770,000          0.4
                                       400,000   + Weatherford International Ltd.                   16,812,000          0.5
                                                                                                ------------------------------
                                                                                                    46,244,000          1.4
==============================================================================================================================
Food Products                          500,000     General Mills, Inc.                              23,340,000          0.7
                                       175,000     Nestle SA (Registered Shares)                    44,618,542          1.4
                                       400,000     Unilever NV (NY Registered Shares)               27,776,000          0.8
                                                                                                ------------------------------
                                                                                                    95,734,542          2.9
==============================================================================================================================
Health Care Equipment & Supplies     1,000,000     Baxter International Inc.                        30,890,000          0.9
==============================================================================================================================
Health Care Providers & Services       400,000     Aetna Inc. (New Shares)                          35,888,000          1.1
                                       250,000     AmerisourceBergen Corporation                    13,670,000          0.4
                                       100,000     CIGNA Corporation                                 5,902,000          0.2
                                       800,000     HCA Inc.                                         32,496,000          1.0
                                                                                                ------------------------------
                                                                                                    87,956,000          2.7
==============================================================================================================================
Hotels, Restaurants & Leisure          100,000     Carnival Corporation                              4,491,000          0.1
                                     1,150,000     McDonald's Corporation                           32,855,500          1.0
                                                                                                ------------------------------
                                                                                                    37,346,500          1.1
==============================================================================================================================
Household Products                     800,000     Kimberly-Clark Corporation                       50,480,000          1.5
==============================================================================================================================
IT Services                            850,000   + Accenture Ltd. (Class A)                         21,080,000          0.6
                                       300,000   + Computer Sciences Corporation                    12,099,000          0.4
                                                                                                ------------------------------
                                                                                                    33,179,000          1.0
==============================================================================================================================
Industrial Conglomerates             1,250,000     General Electric Company                         38,150,000          1.2
                                     1,200,000     Tyco International Ltd.                          34,380,000          1.0
                                                                                                ------------------------------
                                                                                                    72,530,000          2.2
==============================================================================================================================


8       MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2004

                                                                                                                    Percent of
Industry@                          Shares Held     Common Stocks                                      Value         Net Assets
==============================================================================================================================
Insurance                            1,000,000     ACE Limited                                  $   42,660,000          1.3%
                                       600,000     American International Group, Inc.               42,810,000          1.3
                                     1,000,000     Prudential Financial, Inc.                       44,780,000          1.4
                                       150,000     XL Capital Ltd. (Class A)                        11,406,000          0.3
                                                                                                ------------------------------
                                                                                                   141,656,000          4.3
==============================================================================================================================
Machinery                            1,000,000     Dover Corporation                                38,770,000          1.2
                                       100,000     ITT Industries, Inc.                              7,633,000          0.2
                                       150,000     SPX Corporation                                   6,822,000          0.2
                                                                                                ------------------------------
                                                                                                    53,225,000          1.6
==============================================================================================================================
Media                                  800,000     Clear Channel Communications, Inc.               33,880,000          1.0
                                     1,500,000   + The Interpublic Group of Companies, Inc.         23,070,000          0.7
                                     1,250,000   + Liberty Media Corporation (Class A)              13,687,500          0.4
                                     1,000,000     Viacom, Inc. (Class B)                           39,210,000          1.2
                                       650,000     The Walt Disney Company                          16,243,500          0.5
                                                                                                ------------------------------
                                                                                                   126,091,000          3.8
==============================================================================================================================
Metals & Mining                        650,000     Alcoa Inc.                                       22,548,500          0.7
                                     1,000,000     United States Steel Corporation                  37,270,000          1.1
                                                                                                ------------------------------
                                                                                                    59,818,500          1.8
==============================================================================================================================
Oil & Gas                              750,000     Devon Energy Corporation                         43,612,500          1.3
                                       700,000     EnCana Corporation                               30,184,000          0.9
                                       700,000     Exxon Mobil Corporation                          29,113,000          0.9
                                       700,000     Murphy Oil Corporation                           44,079,000          1.3
                                       200,000     Total SA (ADR) (a)                               18,400,000          0.6
                                                                                                ------------------------------
                                                                                                   165,388,500          5.0
==============================================================================================================================
Paper & Forest Products              1,000,000     International Paper Company                      42,260,000          1.3
                                       500,000     Weyerhaeuser Company                             32,750,000          1.0
                                                                                                ------------------------------
                                                                                                    75,010,000          2.3
==============================================================================================================================
Personal Products                      400,000     Avon Products, Inc.                              30,348,000          0.9
==============================================================================================================================
Pharmaceuticals                        400,000     GlaxoSmithKline PLC (ADR)(a)                     15,980,000          0.5
                                     1,250,000     Pfizer, Inc.                                     43,812,500          1.3
                                     1,000,000     Schering-Plough Corporation                      16,220,000          0.5
                                       900,000     Wyeth                                            33,795,000          1.0
                                                                                                ------------------------------
                                                                                                   109,807,500          3.3
==============================================================================================================================
Road & Rail                            584,300     Burlington Northern Santa Fe Corporation         18,405,450          0.6
                                       900,000     CSX Corporation                                  27,261,000          0.8
                                                                                                ------------------------------
                                                                                                    45,666,450          1.4
==============================================================================================================================
Semiconductors &                     2,500,000   + Agere Systems Inc. (Class A)                      8,025,000          0.2
Semiconductor Equipment              1,200,000   + Applied Materials, Inc.                          25,656,000          0.8
                                       300,000     Intel Corporation                                 8,160,000          0.3
                                       650,000     Intersil Holding Corporation (Class A)           14,488,500          0.4
                                       600,000   + Micron Technology, Inc.                          10,026,000          0.3
                                       100,000     Texas Instruments Incorporated                    2,922,000          0.1
                                                                                                ------------------------------
                                                                                                    69,277,500          2.1
==============================================================================================================================
Software                             1,750,000     Microsoft Corporation                            43,697,500          1.3
                                     1,000,000   + Siebel Systems, Inc.                             11,510,000          0.4
                                                                                                ------------------------------
                                                                                                    55,207,500          1.7
==============================================================================================================================


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2004         9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)

                                                                                                                    Percent of
Industry@                          Shares Held     Common Stocks                                      Value         Net Assets
==============================================================================================================================
Specialty Retail                     1,806,042     Limited Brands, Inc.                         $   36,077,381          1.1%
                                       800,000   + Office Depot, Inc.                               15,056,000          0.4
                                       500,000     The TJX Companies, Inc.                          12,280,000          0.4
                                                                                                ------------------------------
                                                                                                    63,413,381          1.9
==============================================================================================================================
Thrifts & Mortgage Finance             500,000     Fannie Mae                                       37,175,000          1.1
------------------------------------------------------------------------------------------------------------------------------
                                                   Total Common Stocks
                                                   (Cost--$1,675,685,988)                        2,079,811,373         63.0
==============================================================================================================================

                           Beneficial Interest     Mutual Funds
==============================================================================================================================
                                $1,114,000,000     Master Core Bond Portfolio (b)                1,158,489,831         35.1
------------------------------------------------------------------------------------------------------------------------------
                                                   Total Mutual Funds
                                                   (Cost--$1,145,935,536)                        1,158,489,831         35.1
==============================================================================================================================

                                   Face Amount     Trust Preferred
==============================================================================================================================
Oil & Gas                           $2,000,000     Unocal Capital Trust, 3.125% due 9/01/2026        2,073,096          0.1
                                                   (Convertible)
==============================================================================================================================
Paper & Forest Products              1,400,000     International Paper Capital Trust,
                                                   2.625% due 7/20/2025 (Convertible)                1,393,105          0.0
------------------------------------------------------------------------------------------------------------------------------
                                                   Total Trust Preferred (Cost--$3,426,335)          3,466,201          0.1
==============================================================================================================================

                          Beneficial Interest/
                                   Shares Held     Short-Term Investments
==============================================================================================================================
                                   $77,826,043     Merrill Lynch Liquidity Series, LLC
                                                   Cash Sweep Series I (b)                          77,826,043          2.4
                                   $63,842,250     Merrill Lynch Liquidity Series, LLC
                                                   Money Market Series (b) (c)                      63,842,250          1.9
                                    21,280,750     Merrill Lynch Premier Institutional
                                                   Fund (b) (c)                                     21,280,750          0.7
------------------------------------------------------------------------------------------------------------------------------
                                                   Total Short-Term Investments
                                                   (Cost--$162,949,043)                            162,949,043          5.0
==============================================================================================================================
Total Investments (Cost--$2,987,996,902)                                                         3,404,716,448        103.2

Liabilities in Excess of Other Assets                                                             (104,932,664)        (3.2)
                                                                                                ------------------------------
Net Assets                                                                                      $3,299,783,784        100.0%
                                                                                                ==============================

+     Non-income producing security.
@ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
(a)   American Depositary Receipts (ADR).
(b) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                                      Interest/
                                                       Net            Dividend
      Affiliate                                     Activity           Income
      --------------------------------------------------------------------------
      Master Core Bond Portfolio                 $1,114,000,000     $ 16,069,525
      Merrill Lynch Liquidity Series, LLC
      Cash Sweep Series I                        $ (372,293,354)    $  2,775,156
      Merrill Lynch Liquidity Series, LLC
      Money Market Series                        $ (184,564,555)    $     67,272
      Merrill Lynch Premier Institutional Fund     (165,531,760)    $     26,304
      --------------------------------------------------------------------------

(c)   Security was purchased with the cash proceeds from securities loans.

      See Notes to Financial Statements.


10      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2004

Statement of Assets and Liabilities

As of March 31, 2004
=================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------
                   Investments in unaffiliated securities, at value (including securities loaned of $82,240,469)(identified
                     cost--$1,679,112,323) .....................................                   $2,083,277,574
                   Investments in affiliated securities, at value (identified
                     cost--$1,308,884,579) .....................................                    1,321,438,874
                   Cash ........................................................                           50,788
                   Receivables:
                      Securities sold ..........................................    $ 3,830,671
                      Dividends ................................................      1,873,117
                      Capital shares sold ......................................      1,597,319
                      Interest (including $2,169 from affiliates) ..............        119,011
                      Securities lending--net ..................................         14,198         7,434,316
                                                                                    -----------
                   Prepaid expenses and other assets ...........................                           13,091
                                                                                                   --------------
                   Total assets ................................................                    3,412,214,643
                                                                                                   --------------
=================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------
                   Collateral on securities loaned, at value ...................                       85,123,000
                   Payables:
                      Capital shares redeemed ..................................     17,024,552
                      Securities purchased .....................................      8,377,050
                      Distributor ..............................................        835,351
                      Other affiliates .........................................        794,000
                      Administrator ............................................         76,026        27,106,979
                                                                                    -----------
                   Accrued expenses and other liabilities ......................                          200,880
                                                                                                   --------------
                   Total liabilities ...........................................                      112,430,859
                                                                                                   --------------
=================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------
                   Net assets ..................................................                   $3,299,783,784
                                                                                                   ==============
=================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------
                   Class A Shares of Common Stock, $.10 par value, 200,000,000
                     shares authorized .........................................                   $    4,078,780
                   Class B Shares of Common Stock, $.10 par value, 500,000,000
                     shares authorized .........................................                        2,112,460
                   Class C Shares of Common Stock, $.10 par value, 200,000,000
                     shares authorized .........................................                          573,218
                   Class I Shares of Common Stock, $.10 par value, 400,000,000
                     shares authorized .........................................                        5,608,332
                   Class R Shares of Common Stock, $.10 par value, 500,000,000
                     shares authorized .........................................                            7,552
                   Paid-in capital in excess of par ............................                    2,798,906,271
                   Undistributed investment income--net ........................    $ 8,214,684
                   Undistributed realized capital gains on investments, foreign currency transactions and allocated from the Master
                     Portfolio--net ............................................     63,538,255
                   Unrealized appreciation on investments, foreign currency
                     transactions and allocated from the Master Portfolio--net .    416,744,232
                                                                                    -----------
                   Total accumulated earnings--net .............................                      488,497,171
                                                                                                   --------------
                   Net Assets ..................................................                   $3,299,783,784
                                                                                                   ==============
=================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------
                   Class A--Based on net assets of $1,093,156,926 and 40,787,795
                     shares outstanding ........................................                   $        26.80
                                                                                                   ==============
                   Class B--Based on net assets of $550,843,260 and 21,124,604
                     shares outstanding ........................................                   $        26.08
                                                                                                   ==============
                   Class C--Based on net assets of $146,528,114 and 5,732,176
                     shares outstanding ........................................                   $        25.56
                                                                                                   ==============
                   Class I--Based on net assets of $1,507,279,679 and 56,083,322
                     shares outstanding ........................................                   $        26.88
                                                                                                   ==============
                   Class R--Based on net assets of $1,975,805 and 75,523 shares
                     outstanding ...............................................                   $        26.16
                                                                                                   ==============

      See Notes to Financial Statements.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2004        11

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Six Months Ended March 31, 2004
================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------
                   Dividends (net of $57,200 foreign withholding tax) ........                      $ 17,091,176
                   Interest (including $2,775,156 from affiliates) ...........                         2,471,763
                   Securities lending--net ...................................                            93,576
                   Net investment income allocated from the Master Portfolio:
                      Interest ...............................................                        17,999,199
                      Securities lending--net ................................                            67,123
                      Dividends ..............................................                            50,901
                      Expenses ...............................................                        (2,047,698)
                   Total investment income and net investment income allocated                      ------------
                     from the Master Portfolio ...............................                        35,726,040
                                                                                                    ------------
================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------
                   Investment advisory fees ..................................    $   6,869,156
                   Account maintenance and distribution fees--Class B ........        3,041,218
                   Account maintenance fees--Class A .........................        1,352,312
                   Transfer agent fees--Class I ..............................        1,108,551
                   Transfer agent fees--Class A ..............................          786,506
                   Account maintenance and distribution fees--Class C ........          740,338
                   Transfer agent fees--Class B ..............................          524,303
                   Transfer agent fees--Class C ..............................          131,277
                   Professional fees .........................................           97,299
                   Printing and shareholder reports ..........................           81,558
                   Custodian fees ............................................           72,952
                   Registration fees .........................................           39,773
                   Directors' fees and expenses ..............................           30,627
                   Pricing fees ..............................................           16,200
                   Account maintenance and distribution fees--Class R ........            1,584
                   Transfer agent fees--Class R ..............................              455
                   Other .....................................................           50,587
                                                                                  -------------
                   Total expenses before waiver ..............................       14,944,696
                   Waiver of expenses ........................................       (1,873,065)
                                                                                  -------------
                   Total expenses after waiver ...............................                        13,071,631
                                                                                                    ------------
                   Investment income--net ....................................                        22,654,409
                                                                                                    ------------
================================================================================================================
Realized & Unrealized Gain (Loss) on Investments, Foreign Currency Transactions & Allocated from the Master
Portfolio--Net
----------------------------------------------------------------------------------------------------------------
                   Realized gain (loss) on:
                      Investments--net .......................................      134,508,645
                      Foreign currency transactions--net .....................           67,321
                      Investments allocated from the Master Portfolio--net ...       15,915,077
                      Foreign currency transactions allocated from the Master
                        Portfolio--net .......................................          (49,067)     150,441,976
                                                                                  ------------------------------
                   Change in unrealized appreciation/depreciation on:
                      Investments--net .......................................      180,363,576
                      Foreign currency transactions--net .....................          (47,788)
                      The Master Portfolio--net ..............................       12,554,295      192,870,083
                                                                                  ------------------------------
                   Total realized and unrealized gain on investments, foreign currency transactions and allocated from the Master
                     Portfolio--net ..........................................                       343,312,059
                                                                                                    ------------
                   Net Increase in Net Assets Resulting from Operations ......                      $365,966,468
                                                                                                    ============

      See Notes to Financial Statements.


12      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2004

Statements of Changes in Net Assets

                                                                                        For the Six      For the Period
                                                                                        Months Ended    April 1, 2003 to
                                                                                          March 31,       September 30,
Increase (Decrease) in Net Assets:                                                          2004              2003
========================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------------
                   Investment income--net .......................................    $    22,654,409     $    27,368,712
                   Realized gain on investments, foreign currency transactions
                     and allocated from the Master Portfolio--net ...............        150,441,976          36,029,551
                   Change in unrealized appreciation/depreciation on investments, foreign currency transactions and allocated from the Master
                     Portfolio--net .............................................        192,870,083         343,808,795
                                                                                     -----------------------------------
                   Net increase in net assets resulting from operations .........        365,966,468         407,207,058
                                                                                     -----------------------------------
========================================================================================================================
Dividends to Shareholders
------------------------------------------------------------------------------------------------------------------------
                   Investment income--net:
                      Class A ...................................................        (10,004,427)        (11,915,568)
                      Class B ...................................................         (3,314,574)         (5,200,628)
                      Class C ...................................................           (865,221)         (1,221,185)
                      Class I ...................................................        (15,805,730)        (18,889,212)
                      Class R ...................................................            (10,095)                 (1)
                                                                                     -----------------------------------
                   Net decrease in net assets resulting from dividends to
                     shareholders ...............................................        (30,000,047)        (37,226,594)
                                                                                     -----------------------------------
========================================================================================================================
Capital Share Transactions
------------------------------------------------------------------------------------------------------------------------
                   Net decrease in net assets derived from capital share
                     transactions ...............................................       (292,143,130)       (269,090,692)
                                                                                     -----------------------------------
========================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------
                   Total increase in net assets .................................         43,823,291         100,889,772
                   Beginning of period ..........................................      3,255,960,493       3,155,070,721
                                                                                     -----------------------------------
                   End of period* ...............................................    $ 3,299,783,784     $ 3,255,960,493
                                                                                     ===================================
                     *Undistributed investment income--net ......................    $     8,214,684     $    15,560,322
                                                                                     ===================================

      See Notes to Financial Statements.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2004        13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

                                                                                         Class A
                                                     ------------------------------------------------------------------------------
The following per share data and ratios have been      For the   For the Period
derived from information provided in the             Six Months   April 1, 2003
financial statements.                                   Ended          to                   For the Year Ended March 31,++
                                                      March 31,   September 30,   -------------------------------------------------
Increase (Decrease) in Net Asset Value:                 2004          2003++         2003       2002          2001          2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                Net asset value, beginning of
                  period .........................   $    24.25    $    21.68     $  27.50   $    28.31    $    32.58    $    34.97
                                                     ------------------------------------------------------------------------------
                Investment income--net*** ........          .18           .21          .59          .64           .82           .86
                Realized and unrealized gain
                  (loss) on investments, foreign
                  currency transactions and
                  allocated from the Master
                  Portfolio--net .................         2.61          2.64        (5.57)         .65         (1.17)          .60
                                                     ------------------------------------------------------------------------------
                Total from investment operations .         2.79          2.85        (4.98)        1.29          (.35)         1.46
                                                     ------------------------------------------------------------------------------
                Less dividends and distributions:
                   Investment income--net ........         (.24)         (.28)        (.63)        (.69)         (.93)         (.86)
                   Realized gain on
                     investments--net ............           --            --         (.21)       (1.41)        (2.99)        (2.99)
                                                     ------------------------------------------------------------------------------
                Total dividends and distributions          (.24)         (.28)        (.84)       (2.10)        (3.92)        (3.85)
                                                     ------------------------------------------------------------------------------
                Net asset value, end of period ...   $    26.80    $    24.25     $  21.68   $    27.50    $    28.31    $    32.58
                                                     ==============================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                Based on net asset value per share        11.56%+       13.16%+     (18.26%)       4.78%        (1.35%)        4.29%
                                                     ==============================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                Expenses, net of waiver@ .........          .84%*         .85%*        .84%         .82%          .84%          .81%
                                                     ==============================================================================
                Expenses@ ........................          .95%*         .85%*        .84%         .82%          .84%          .81%
                                                     ==============================================================================
                Investment income--net ...........         1.40%*        1.71%*       2.47%        2.35%         2.64%         2.50%
                                                     ==============================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                Net assets, end of period
                  (in thousands) .................   $1,093,157    $1,023,861     $939,989   $1,311,739    $1,311,854    $1,428,120
                                                     ==============================================================================
                Portfolio turnover of the Fund ...            9%           47%          52%          31%           46%           33%
                                                     ==============================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.
++    Effective April 14, 2003, Class D Shares were redesignated Class A Shares.
@     Includes the Fund's share of the Master Portfolio's allocated expenses.

      See Notes to Financial Statements.


14      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2004

                                                                                        Class B
                                                     ------------------------------------------------------------------------------
The following per share data and ratios have been      For the  For the Period
derived from information provided in the             Six Months  April 1, 2003
financial statements.                                   Ended         to                   For the Year Ended March 31,
                                                      March 31,  September 30, ----------------------------------------------------
Increase (Decrease) in Net Asset Value:                 2004         2003        2003        2002          2001            2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                Net asset value, beginning of
                  period .........................   $  23.59     $  21.09     $  26.75   $    27.56     $    31.77      $    34.25
                                                     ------------------------------------------------------------------------------
                Investment income--net*** ........        .08          .11          .39          .42            .56             .57
                Realized and unrealized gain
                  (loss) on investments, foreign
                  currency transactions and
                  allocated from the Master
                  Portfolio--net .................       2.54         2.57        (5.42)         .64          (1.13)            .60
                                                     ------------------------------------------------------------------------------
                Total from investment operations .       2.62         2.68        (5.03)        1.06           (.57)           1.17
                                                     ------------------------------------------------------------------------------
                Less dividends and distributions:
                   Investment income--net ........       (.13)        (.18)        (.42)        (.46)          (.65)           (.66)
                   Realized gain on
                     investments--net ............         --           --         (.21)       (1.41)         (2.99)          (2.99)
                                                     ------------------------------------------------------------------------------
                Total dividends and distributions        (.13)        (.18)        (.63)       (1.87)         (3.64)          (3.65)
                                                     ------------------------------------------------------------------------------
                Net asset value, end of period ...   $  26.08     $  23.59     $  21.09   $    26.75     $    27.56      $    31.77
                                                     ==============================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                Based on net asset value per share      11.16%+      12.73%+     (18.93%)       4.01%         (2.11%)          3.48%
                                                     ==============================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                Expenses, net of waiver@ .........       1.61%*       1.62%*       1.62%        1.59%          1.61%           1.58%
                                                     ==============================================================================
                Expenses@ ........................       1.72%*       1.62%*       1.62%        1.59%          1.61%           1.58%
                                                     ==============================================================================
                Investment income--net ...........        .65%*        .95%*       1.69%        1.58%          1.87%           1.71%
                                                     ==============================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                Net assets, end of period
                  (in thousands) .................   $550,843     $632,673     $680,419   $1,222,487     $1,659,152      $2,851,699
                                                     ==============================================================================
                Portfolio turnover of the Fund ...          9%          47%          52%          31%            46%             33%
                                                     ==============================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.
@     Includes the Fund's share of the Master Portfolio's allocated expenses.

      See Notes to Financial Statements.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2004        15

[LOGO] Merrill Lynch Investment Managers

                                                                                        Class C
                                                          -------------------------------------------------------------------------
The following per share data and ratios have been          For the   For the Period
derived from information provided in the                  Six Months  April 1, 2003
financial statements.                                        Ended         to                  For the Year Ended March 31,
                                                           March 31,  September 30,  ----------------------------------------------
Increase (Decrease) in Net Asset Value:                      2004         2003         2003         2002         2001        2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                Net asset value, beginning of
                  period ...............................   $  23.14     $  20.70     $  26.29     $  27.14     $  31.36    $  33.82
                                                           ------------------------------------------------------------------------
                Investment income--net*** ..............        .08          .11          .38          .41          .55         .57
                Realized and unrealized gain
                  (loss) on investments, foreign
                  currency transactions and
                  allocated from the Master
                  Portfolio--net .......................       2.48         2.52        (5.32)         .63        (1.12)        .59
                                                           ------------------------------------------------------------------------
                Total from investment operations .......       2.56         2.63        (4.94)        1.04         (.57)       1.16
                                                           ------------------------------------------------------------------------
                Less dividends and distributions:
                   Investment income--net ..............       (.14)        (.19)        (.44)        (.48)        (.66)       (.63)
                   Realized gain on
                     investments--net ..................         --           --         (.21)       (1.41)       (2.99)      (2.99)
                                                           ------------------------------------------------------------------------
                Total dividends and distributions ......       (.14)        (.19)        (.65)       (1.89)       (3.65)      (3.62)
                                                           ------------------------------------------------------------------------
                Net asset value, end of period .........   $  25.56     $  23.14     $  20.70     $  26.29     $  27.14    $  31.36
                                                           ========================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                Based on net asset value per share .....      11.11%+      12.72%+     (18.92%)       4.01%       (2.13%)      3.50%
                                                           ========================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                Expenses, net of waiver@ ...............       1.62%*       1.63%*       1.63%        1.61%        1.62%       1.59%
                                                           ========================================================================
                Expenses@ ..............................       1.73%*       1.63%*       1.63%        1.61%        1.62%       1.59%
                                                           ========================================================================
                Investment income--net .................        .63%*        .93%*       1.69%        1.59%        1.86%       1.70%
                                                           ========================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                Net assets, end of period (in thousands)   $146,528     $143,482     $137,674     $199,774     $212,278    $308,150
                                                           ========================================================================
                Portfolio turnover of the Fund .........          9%          47%          52%          31%          46%         33%
                                                           ========================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.
@     Includes the Fund's share of the Master Portfolio's allocated expenses.

      See Notes to Financial Statements.


16      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2004

                                                                                        Class I
                                                    -------------------------------------------------------------------------------
The following per share data and ratios have been     For the    For the Period
derived from information provided in the             Six Months   April 1, 2003
financial statements.                                   Ended          to                   For the Year Ended March 31,++
                                                      March 31,   September 30,  --------------------------------------------------
Increase (Decrease) in Net Asset Value:                 2004          2003++          2003      2002         2001          2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                Net asset value, beginning of
                  period .........................  $    24.31    $    21.73     $    27.58    $    28.38   $    32.66   $    35.03
                                                    -------------------------------------------------------------------------------
                Investment income--net*** ........         .22           .24            .65           .71          .90          .94
                Realized and unrealized gain
                  (loss) on investments, foreign
                  currency transactions and
                  allocated from the Master
                  Portfolio--net .................        2.62          2.65          (5.60)          .66        (1.18)         .62
                                                    -------------------------------------------------------------------------------
                Total from investment operations .        2.84          2.89          (4.95)         1.37         (.28)        1.56
                                                    -------------------------------------------------------------------------------
                Less dividends and distributions:
                   Investment income--net ........        (.27)         (.31)          (.69)         (.76)       (1.01)        (.94)
                   Realized gain on
                     investments--net ............          --            --           (.21)        (1.41)       (2.99)       (2.99)
                                                    -------------------------------------------------------------------------------
                Total dividends and distributions         (.27)         (.31)          (.90)        (2.17)       (4.00)       (3.93)
                                                    -------------------------------------------------------------------------------
                Net asset value, end of period ...  $    26.88    $    24.31     $    21.73    $    27.58   $    28.38   $    32.66
                                                    ===============================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
                Based on net asset value per share       11.75%+       13.31%+       (18.09%)        5.07%       (1.12%)       4.58%
                                                    ===============================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                Expenses, net of waiver@ .........         .59%*         .60%*          .59%          .57%         .59%         .56%
                                                    ===============================================================================
                Expenses@ ........................         .70%*         .60%*          .59%          .57%         .59%         .56%
                                                    ===============================================================================
                Investment income--net ...........        1.65%*        1.97%*         2.72%         2.60%        2.89%        2.74%
                                                    ===============================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                Net assets, end of period
                  (in thousands) .................  $1,507,280    $1,455,944     $1,396,989    $1,957,869   $2,142,945   $2,721,503
                                                    ===============================================================================
                Portfolio turnover of the Fund ...           9%           47%            52%           31%          46%          33%
                                                    ===============================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.
++    Effective April 14, 2003, Class A Shares were redesignated Class I Shares.
@     Includes the Fund's share of the Master Portfolio's allocated expenses.

      See Notes to Financial Statements.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2004        17

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

                                                                                               Class R
                                                                          ------------------------------------------------
                                                                                                            For the Period
The following per share data and ratios have been derived                 For the Six     For the Period      January 3,
from information provided in the financial statements.                    Months Ended   April 1, 2003 to       2003++
                                                                           March 31,       September 30,     to March 31,
Increase (Decrease) in Net Asset Value:                                       2004             2003              2003
==========================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------
                   Net asset value, beginning of period ..............    $   23.71         $   21.20            $   22.07
                                                                          ------------------------------------------------
                   Investment income--net*** .........................          .11               .24                  .20
                   Realized and unrealized gain (loss) on investments,
                     foreign currency transactions and allocated from
                     the Master Portfolio--net .......................         2.61              2.27                (1.07)
                                                                          ------------------------------------------------
                   Total from investment operations ..................         2.72              2.51                 (.87)
                                                                          ------------------------------------------------
                   Less dividends on investment income--net ..........         (.27)               --+                  --
                                                                          ------------------------------------------------
                   Net asset value, end of period ....................    $   26.16         $   23.71            $   21.20
                                                                          ================================================
==========================================================================================================================
Total Investment Return**
--------------------------------------------------------------------------------------------------------------------------
                   Based on net asset value per share ................        11.52%@           13.31%@              (3.94%)@
                                                                          ================================================
==========================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------
                   Expenses, net of waiver+++ ........................         1.08%*            1.10%*               1.09%*
                                                                          ================================================
                   Expenses+++ .......................................         1.21%*            1.10%*               1.09%*
                                                                          ================================================
                   Investment income--net ............................         1.14%*            2.07%*               2.76%*
                                                                          ================================================
==========================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
                   Net assets, end of period (in thousands) ..........    $   1,976                --@@                 --@@
                                                                          ================================================
                   Portfolio turnover of the Fund ....................            9%               47%                  52%
                                                                          ================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Amount is less than $(.01) per share.
++    Commencement of operations.
+++   Includes the Fund's share of the Master Portfolio's allocated expenses.
@     Aggregate total investment return.
@@    Amount is less than $1,000.

      See Notes to Financial Statements.


18      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2004

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Balanced Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. As of October 1, 2003, the Fund seeks to achieve its investment objective by investing the fixed income portion of its assets in Master Core Bond Portfolio (the "Master Portfolio"), which is part of Master Bond Trust (the "Trust"), a mutual fund that has the same objectives and strategies as the fixed income portion of the Fund. The Fund invests all of its fixed income assets into the Master Portfolio. The value of the Fund's investment in the Master Portfolio reflects the Fund's proportionate interest in the net assets of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at March 31, 2004 was 39.7%. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its proportionate investment in the Master Portfolio at fair value.

Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2004        19

[LOGO] Merrill Lynch Investment Managers

Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written options are non-income producing investments.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Security transactions, investment income and expenses -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Investment transactions in the Master Portfolio are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(e) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities


20      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2004
but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .40% of average daily net assets in excess of $400 million.

The Fund also pays an investment advisory fee to Fund Asset Management, L.P. ("FAM"), the Trust's investment adviser, to the extent it invests its fixed income assets in the Master Portfolio. The Investment Adviser has contractually agreed to waive its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in the Master Portfolio. For the six months ended March 31, 2004, MLIM earned fees of $6,869,156, of which, $1,873,065 was waived. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM and FAM, pursuant to which MLAM U.K. provides investment advisory services to MLIM and FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                   Maintenance Fee      Fee
--------------------------------------------------------------------------------
Class A ................................                .25%             --
Class B ................................                .25%            .75%
Class C ................................                .25%            .75%
Class R ................................                .25%            .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended March 31, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD                  MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $ 3,099               $37,326
Class I ............................               $ 1,333               $15,986
--------------------------------------------------------------------------------

For the six months ended March 31, 2004, MLPF&S received contingent deferred sales charges of $176,535 and $6,149 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $518 relating to transactions subject to front-end sales charge waivers in Class I Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of March 31, 2004, the Fund lent securities with a value of $15,683,364 to


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2004        21

[LOGO] Merrill Lynch Investment Managers

MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended March 31, 2004, MLIM, LLC received $35,179 in securities lending agent fees.

In addition, MLPF&S received $150,480 in commissions on the execution of portfolio security transactions for the six months ended March 31, 2004.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FAM, FDS, MLAM U.K., FAMD and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2004 were $203,078,163 and $1,422,979,593, respectively.

Net realized gains (losses) for the six months ended March 31, 2004 and net unrealized gains as of March 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                 Realized            Unrealized
                                              Gains (Losses)           Gains
--------------------------------------------------------------------------------
Long-term investments .................       $ 130,542,752        $ 404,165,251
Options purchased .....................             (76,323)                  --
Options written .......................            (140,974)                  --
Swaps .................................           4,183,190                   --
Foreign currency transactions .........              67,321               24,686
Master Portfolio allocations ..........          15,866,010           12,554,295
                                              ----------------------------------
Total .................................       $ 150,441,976        $ 416,744,232
                                              ==================================

As of March 31, 2004, net unrealized appreciation for Federal income tax purposes aggregated $404,814,828, of which $512,701,394 related to appreciated securities and $107,886,566 related to depreciated securities. At March 31, 2004, the aggregate cost of investments for Federal income tax purposes was $2,999,901,620.

Transactions in options written for the six months ended March 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                        Number of       Premiums
Call Options                                            Contracts       Received
--------------------------------------------------------------------------------
Outstanding call options written,
  beginning of period ........................             194         $ 23,377
Options closed ...............................            (194)         (23,377)
                                                          ---------------------
Outstanding call options written,
  end of period ..............................              --               --
                                                          =====================

--------------------------------------------------------------------------------
                                                        Number of       Premiums
Put Options                                             Contracts       Received
--------------------------------------------------------------------------------
Outstanding put options written,
  beginning of period ......................              194         $ 139,777
Options closed .............................             (194)         (139,777)
                                                          ---------------------
Outstanding put options written,
  end of period ............................               --                --
                                                          =====================

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $292,143,130 and $269,090,692 for the six months ended March 31, 2004 and the period ended April 1, 2003 to September 30, 2003, respectively.

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended March 31, 2004                                Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            768,527       $  20,039,367
Automatic conversion of shares .........          2,938,524          76,979,376
Shares issued to shareholders
  in reinvestment of dividends .........            345,360           8,758,338
                                                 ------------------------------
Total issued ...........................          4,052,411         105,777,081
Shares redeemed ........................         (5,489,931)       (143,247,971)
                                                 ------------------------------
Net decrease ...........................         (1,437,520)      $ (37,470,890)
                                                 ==============================

--------------------------------------------------------------------------------
Class A Shares for the
Period April 1, 2003 to                                               Dollar
September 30, 2003                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            808,429       $  19,332,932
Automatic conversion of shares .........          2,721,763          64,825,838
Shares issued to shareholders
  in reinvestment of dividends .........            437,379          10,466,489
                                                 ------------------------------
Total issued ...........................          3,967,571          94,625,259
Shares redeemed ........................         (5,105,484)       (122,127,362)
                                                 ------------------------------
Net decrease ...........................         (1,137,913)      $ (27,502,103)
                                                 ==============================


22      MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2004

Notes to Financial Statements (concluded)

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended March 31, 2004                                Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            828,260       $  20,965,486
Shares issued to shareholders
  in reinvestment of dividends .........            114,590           2,833,805
                                                 ------------------------------
Total issued ...........................            942,850          23,799,291
Automatic conversion of shares .........         (3,019,374)        (76,979,376)
Shares redeemed ........................         (3,618,548)        (91,582,295)
                                                 ------------------------------
Net decrease ...........................         (5,695,072)      $(144,762,380)
                                                 ==============================

--------------------------------------------------------------------------------
Class B Shares for the
Period April 1, 2003 to                                               Dollar
September 30, 2003                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,010,579       $  23,416,635
Automatic conversion of shares
Shares issued to shareholders
  in reinvestment of dividends .........            189,878           4,428,039
                                                 ------------------------------
Total issued ...........................          1,200,457          27,844,674
Automatic conversion of shares .........         (2,799,169)        (64,825,838)
Shares redeemed ........................         (3,843,746)        (89,236,146)
                                                 ------------------------------
Net decrease ...........................         (5,442,458)      $(126,217,310)
                                                 ==============================

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended March 31, 2004                                Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            232,501        $  5,773,962
Shares issued to shareholders
  in reinvestment of dividends .........             29,752             721,184
                                                 ------------------------------
Total issued ...........................            262,253           6,495,146
Shares redeemed ........................           (731,449)        (18,146,760)
                                                 ------------------------------
Net decrease ...........................           (469,196)       $(11,651,614)
                                                 ==============================

--------------------------------------------------------------------------------
Class C Shares for the
Period April 1, 2003 to                                               Dollar
September 30, 2003                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................            208,182        $  4,723,072
Shares issued to shareholders
  in reinvestment of dividends .........             44,500           1,017,711
                                                 ------------------------------
Total issued ...........................            252,682           5,740,783
Shares redeemed ........................           (702,828)        (15,972,232)
                                                 ------------------------------
Net decrease ...........................           (450,146)       $(10,231,449)
                                                 ==============================

--------------------------------------------------------------------------------
Class I Shares for the Six Months                                     Dollar
Ended March 31, 2004                                Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................          2,404,748       $  63,105,960
Shares issued to shareholders
  in reinvestment of dividends .........            560,612          14,245,159
                                                 ------------------------------
Total issued ...........................          2,965,360          77,351,119
Shares redeemed ........................         (6,762,730)       (177,528,300)
                                                 ------------------------------
Net decrease ...........................         (3,797,370)      $(100,177,181)
                                                 ==============================

--------------------------------------------------------------------------------
Class I Shares for the
Period April 1, 2003 to                                               Dollar
September 30, 2003                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................          2,264,096       $  53,837,908
Shares issued to shareholders
  in reinvestment of dividends .........            712,349          17,082,259
                                                 ------------------------------
Total issued ...........................          2,976,445          70,920,167
Shares redeemed ........................         (7,371,277)       (176,060,000)
                                                 ------------------------------
Net decrease ...........................         (4,394,832)      $(105,139,833)
                                                 ==============================

--------------------------------------------------------------------------------
Class R Shares for the Six Months                                     Dollar
Ended March 31, 2004                                Shares            Amount
--------------------------------------------------------------------------------
Shares sold ............................             87,851         $ 2,243,040
Shares issued to shareholders
  in reinvestment of dividends .........                407              10,095
                                                 ------------------------------
Total issued ...........................             88,258           2,253,135
Shares redeemed ........................            (12,740)           (334,200)
                                                 ------------------------------
Net increase ...........................             75,518         $ 1,918,935
                                                 ==============================

--------------------------------------------------------------------------------
Class R Shares for the
Period April 1, 2003 to                                                 Dollar
September 30, 2003                                         Shares       Amount
--------------------------------------------------------------------------------
Shares reinvested ............................               --         $     3
                                                          ---------------------
Net increase .................................               --         $     3
                                                          =====================

5. Capital Loss Carryforward:

On September 30, 2003, the Fund had a net capital loss carryforward of $76,294,093, of which $4,243,197 expires in 2007, $3,272,987 expires in 2008,
$63,648,326 expires in 2010 and $5,129,583 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


        MERRILL LYNCH BALANCED CAPITAL FUND, INC.       MARCH 31, 2004        23

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch Balanced Capital Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #10252 -- 3/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      Merrill Lynch Balanced Capital Fund, Inc.


      By: /s/ Terry K. Glenn
          -------------------------
          Terry K. Glenn,
          President of
          Merrill Lynch Balanced Capital Fund, Inc.

      Date: May 21, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      By: /s/ Terry K. Glenn
          -------------------------
          Terry K. Glenn,
          President of
          Merrill Lynch Balanced Capital Fund, Inc.

      Date: May 21, 2004


      By: /s/ Donald C. Burke
          -------------------------
          Donald C. Burke,
          Chief Financial Officer of
          Merrill Lynch Balanced Capital Fund, Inc.

     Date: May 21, 2004